EXHIBIT 12.(b)
                                                                 --------------

                           TURNAROUND INVESTMENT TRUST

                      CHIEF EXECUTIVE OFFICER CERTIFICATION
            PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

     In connection with the semi-annual report of The Turnaround Fund (the "Fund") of the Turnaround Investment Trust on Form N-CSR for the period ended August 31, 2006, as filed with the Securities and Exchange Commission (the
"Report"), the undersigned, Arne T. Alsin, chief executive officer (or equivalent thereof) of the Fund, does hereby certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

     (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Fund.


Date: October 28, 2006          By: /s/ Arne T. Alsin
                                   ___________________________________
                                   Arne T. Alsin
                                   Trustee, Chairman, President and Principal
                                   Executive Officer
                                   Turnaround Investment Trust


     A signed original of this written statement required by Section 906 has been provided to the Fund and will be retained by the Fund and furnished to the Securities and Exchange Commission or its staff upon request. This certification is being furnished to the Commission pursuant to 18 U.S.C. ss. 1350 and is not being filed as part of the Form N-CSR with the Commission.

                           TURNAROUND INVESTMENT TRUST

                      CHIEF FINANCIAL OFFICER CERTIFICATION
            PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

     In connection with the semi-annual report of The Turnaround Fund (the "Fund") of the Turnaround Investment Trust on Form N-CSR for the period ended August 31, 2006, as filed with the Securities and Exchange Commission (the "Report"), the undersigned, Glenn D. Surowiec, chief financial officer (or equivalent thereof) of the Fund, does hereby certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

     (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Fund.


Date: October 31, 2006         By: /s/ Glenn D. Surowiec
                                   ___________________________________
                                   Glenn D. Surowiec
                                   Treasurer and Principal Financial Officer
                                   Turnaround Investment Trust


     A signed original of this written statement required by Section 906 has been provided to the Fund and will be retained by the Fund and furnished to the Securities and Exchange Commission or its staff upon request. This certification is being furnished to the Commission pursuant to 18 U.S.C. ss. 1350 and is not being filed as part of the Form N-CSR with the Commission.